Exhibit 99.1

AMENDMENT TO EMPLOYEE MATTERS AGREEMENT

This Amendment to Employee Matters Agreement (this “Amendment”), dated as of June 30, 2011, is by and between Marathon Oil Corporation, a Delaware corporation (“Marathon Oil” or “MRO”), and Marathon Petroleum Corporation, a Delaware corporation (“Marathon Petroleum” or “MPC”, and together with Marathon Oil, the “Parties”).

PRELIMINARY STATEMENT

WHEREAS, the Parties are parties to an Employee Matters Agreement dated as of May 25, 2011 (the “Employee Matters Agreement”; capitalized terms used but not defined in this Amendment shall have the respective meanings given such terms in the Employee Matters Agreement); and

WHEREAS, the Employee Matters Agreement contains provisions relating to adjustments to equity-based awards held by MRO Participants, MPC Participants and other grantees, which adjustments are generally designed to preserve the intrinsic values of those awards on the Distribution Date;

WHEREAS, the Parties now desire to amend the Employee Matters Agreement as provided herein, to permit an Alternative Methodology for adjusting certain equity-based awards and provide specific provisions for holders of equity-based awards who are subject to the Income Tax Act (Canada);

NOW, THEREFORE, in consideration of the premises and of the respective agreements and covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1. Section 1.1 of the Employee Matters Agreement is hereby amended to add the following new definitions:

“Adjustment Time” shall have the meaning set forth in Section 13.2(d)(ii).

“Canadian Pre-Distribution Spread” means, for purposes of Section 13.2(d)(ii) and Section 13.3(c)(ii), with respect to a Person's MRO Unvested Options or MRO Vested Options, as applicable, the product of (a) the number of shares of MRO common stock subject to such MRO Unvested Options  or MRO Vested Options immediately prior to the Adjustment Time, and (b) the excess of the MRO Pre-Distribution Stock Value over the per-share exercise price for such MRO Unvested Options or MRO Vested Options immediately prior to the Adjustment Time.

“ITA” shall have the meaning set forth in Section 13.2(d)(ii).

“Post-Distribution Spread” means, (a) for purposes of Section 13.2(d)(ii), with respect to a Person's Remaining MRO Unvested Options or MPC Unvested Options, as applicable, the product of (a) the number of shares of MRO common stock or shares of MPC common stock, as applicable, subject to such Remaining MRO Unvested Options or MPC Unvested Options, as applicable, immediately after the Adjustment Time, and (b) the excess of the MRO Post-Distribution Stock Value or MPC Post-Distribution Stock Value, as applicable, over the per-share exercise price for such Remaining MRO Unvested Options or MPC Unvested Options, as applicable, immediately after the Adjustment Time and  (b) for purposes of Section 13.3(c)(ii), with respect to a Person's Remaining MRO Vested Options and MPC Vested Options, the sum of:  (A) the product of: (w) the number of shares of MRO common stock subject to such Remaining MRO Vested Options, immediately after the Adjustment Time, and (x) the excess of the MRO Post-Distribution Stock Value over the per-share exercise price for such Remaining MRO Vested Options, immediately after the Adjustment Time, and (B) the product of: (y) the number of shares of MPC common stock subject to such MPC Vested Options, immediately after the Adjustment Time, and (x) the excess of the MPC Post-Distribution Stock Value over the per-share exercise price for such MPC Vested Options, immediately after the Adjustment Time.

“Post-Distribution Value” means, with respect to a Person's MRO RSUs or MPC RSUs, as applicable, the product of (a) the number of shares of MRO common stock or shares of MPC common stock, as applicable, subject to such MRO RSUs or MPC RSUs, as applicable, immediately after the Adjustment Time, and (b) the MRO Post-Distribution Stock Value or MPC Post-Distribution Stock Value, as applicable.

“Pre-Distribution Value” means, with respect to a Person's MRO RSUs, the product of (a) the number of shares of MRO common stock subject to such MRO RSUs immediately prior to the Adjustment Time, and (b) the MRO Pre-Distribution Stock Value.

2.           A new Section 13.2(d) is added, as follows:

(d)           Special Rules.

(i) Alternative Conversion Methodology.  Notwithstanding the other provisions of this Section 13.2 respecting the conversion  of each MRO Unvested Option into a Remaining MRO Unvested Option or an MPC Unvested Option, the conversion for administrative convenience may be effected using any other reasonable methodology (an “Alternate Methodology”) recommended by or reasonably acceptable to the recordkeeper for the MRO Stock Plans provided (A) the conversion effected in accordance with the Alternate Methodology results in tax consequences for option holders which are no less favorable than the consequences to such option holders if the conversion was effected in accordance with the express provisions of this Section 13.2, (B) the conversion is (subject to Section 13.2(d)((ii)) effected on a uniform and consistent basis and (C) the difference for each option holder between the aggregate “spread” respecting his or her Remaining MRO Unvested Option (as determined using the MRO Post-Distribution Stock Value) or MPC Unvested Option (as determined using the MPC Stock Value) resulting from a conversion effected in accordance with the Alternative Methodology and the aggregate “spread” resulting from a conversion effected pursuant to the express provisions of this Section 13.2 is no more than one and two/tenths (1.2) percent.

(ii) Canadian Employees.  Notwithstanding the other provisions of this Section 13.2 (including, for greater certainty, Section 13.2(d)(i)), respecting the conversion or adjustment of each MRO Unvested Option into a Remaining MRO Unvested Option or an MPC Unvested Option, as applicable, if MRO Unvested Options are held by a Person who, for the purposes of the Income Tax Act (Canada) (the “ITA”), is a resident of Canada or who was granted such MRO Unvested Options in respect of, in the course of, or by virtue of employment in Canada, the conversion or adjustment of that Person’s MRO Unvested Options shall be effected with such modifications as may be required such that: (A) any action under Section 13.2(b) which is called for at or as of the Effective Time shall be taken or completed at the time that is immediately before the time that is immediately before the Effective Time (in this Section 13.2(d)(ii), the applicable time for the actions under Section 13.2 is the “Adjustment Time”), (B) if the Canadian Pre-Distribution Spread respecting such Person’s MRO Unvested Options is nil or positive, the Post-Distribution Spread of such Person's Remaining MRO Unvested Options or MPC Unvested Options, as applicable, shall be equal to or less than such Canadian Pre-Distribution Spread, and (C) if the Canadian Pre-Distribution Spread respecting such Person’s MRO Unvested Options is negative, the Post-Distribution Spread of such Person's Remaining MRO Unvested Options or MPC Unvested Options, as applicable, shall be less than nil.  Notwithstanding anything herein contained, it is the intention that subsection 7(1.4) of the ITA shall apply to the adjustments and conversions contemplated in this Section 13.2(d)(ii).  Accordingly, if at any time hereafter, for the purposes of the ITA (or any corresponding provincial income tax legislation) and determining the income tax consequences, if any, of the actions taken pursuant to this Section 13.2(d)(ii), it is finally determined, whether by a tribunal or a court of competent jurisdiction, or otherwise that (A) the total value of the shares of common stock which may be acquired pursuant to a Person's Remaining MRO Unvested Options or MPC Unvested Options, as applicable, less the aggregate exercise price payable under such options, as determined immediately after the Adjustment Time, exceeds (B) the total value of the shares of common stock that could be acquired under that Person's MRO Unvested Options, less the aggregate amount payable under such options, as determined immediately before the Adjustment Time, then the results of the adjustment or conversion undertaken pursuant to this Section 13.2 shall be altered in order to ensure that the excess is reduced to nil by changing: (i) the number of shares of common stock subject to the Remaining MRO Unvested Options or MPC Unvested Options, as applicable,  (ii) the exercise price payable under the Remaining MRO Unvested Options or MPC Unvested Options, as applicable,  or (iii) a combination of (i) and (ii).  Any changes made under (i), (ii), or (iii) will be deemed to be effective from and after the Adjustment Time.

3.           Section 13.3(b) is amended to read as follows:

(b) Any MRO Vested Option that is held by an MRO Employee who is an employee of Marathon Oil Canada Corporation (Canada), Marathon Oil Sands (USA) Inc., Marathon Petroleum Company Norway LLC, Marathon Services Company or Marathon Services (G.B.) Limited (England) shall be converted as provided in Section 13.2(a) or 13.2(d)(ii), as applicable, rather than as provided in this Section 13.3, and any MRO Vested Option that is held by an MPC Employee  to whom MRO common stock registered on Form S-8 cannot be issued shall be converted as provided in Section 13.2(b), rather than as provided in this Section 13.3.

4.           A new Section 13.3(c) is added, as follows:

(c) Special Rules.

(i) Alternative Conversion Methodology.  Notwithstanding the other provisions of this Section 13.3 respecting the conversion  of each MRO Vested Option into a Remaining MRO Vested Option or an MPC Vested Option, the conversion for administrative convenience may be effected using any other reasonable methodology (an “Alternate Methodology”) recommended by or reasonably acceptable to the recordkeeper for the MRO Stock Plans provided (A) the conversion effected in accordance with the Alternate Methodology results in tax consequences for option holders which are no less favorable than the consequences to such option holders if the conversion was effected in accordance with the express provisions of this Section 13.3, (B) the conversion is (subject to Section 13.3(b) and Section 13.3(c)((ii)) effected on a uniform and consistent basis and (C) the difference for each Person between the aggregate “spread” respecting such Person’s Remaining MRO Vested  Option (as determined using the MRO Post-Distribution Stock Value) and MPC Vested Option (as determined using the MPC Stock Value) resulting from a conversion effected in accordance with the Alternative Methodology and the aggregate “spread” resulting from a conversion effected pursuant to the express provisions of this Section 13.3 is no more than one and two/tenths (1.2) percent.

(ii) Canadian Employees.  Notwithstanding the express provisions of this Section 13.3, except for Section 13.3(b), respecting the adjustment of each MRO Vested Option into a Remaining MRO Vested Option and an MPC Vested Option, as applicable, if MRO Vested Options are held by a Person who, for the purposes of the ITA, is a resident of Canada or who was granted such MRO Vested Options in respect of, in the course of, or by virtue of employment in Canada, the  adjustment shall be effected with such modifications as may be required such that: (A) any action under this Section 13.3 which is called for at or as of the Effective Time shall be taken or completed at the Adjustment Time, (B) a proportionate number of that Person's MRO Vested Options shall be adjusted to become Remaining MRO Vested Options and a proportionate number of that Person's MRO Vested Options shall be adjusted to become MPC Vested Options, (C) if the Canadian Pre-Distribution Spread respecting such Person’s MRO Vested Options is nil or positive, the Post-Distribution Spread of such Person's Remaining MRO Vested Options and MPC Vested Options shall be equal to or less than such Canadian Pre-Distribution Spread, and (D) if the Canadian Pre-Distribution Spread respecting such Person’s MRO Vested Options is negative, the Post-Distribution Spread of such Person's Remaining MRO Vested Options and  MPC Vested Options shall be less than nil.  Notwithstanding anything herein contained, it is the intention that subsection 7(1.4) of the ITA shall apply to the adjustments contemplated in this Section 13.3(c)(ii).  Accordingly, if at any time hereafter, for the purposes of the ITA (or any corresponding provincial income tax legislation) and determining the income tax consequences, if any, of the actions taken pursuant to this Section 13.3(c)(ii), it is finally determined, whether by a tribunal or a court of competent jurisdiction, or otherwise that (A) the total value of the shares of common stock which may be acquired pursuant to a Person's Remaining MRO Vested Options and MPC Vested Options, less the aggregate exercise price payable under such options, as determined immediately after the Adjustment Time, exceeds (B) the total value of the shares of common stock that could be acquired under that Person's MRO Vested Options, less the aggregate amount payable under such options, as determined immediately before the Adjustment Time, then the results of the adjustment undertaken pursuant to this Section 13.3 shall be altered in order to ensure that the excess is reduced to nil by changing: (i) the number of shares of common stock subject to the Remaining MRO Vested Options or MPC Vested Options, (ii) the exercise price payable under the Remaining MRO Vested Options or MPC Vested Options, as applicable,  or (iii) a combination of (i) and (ii).  Any changes made under (i), (ii), or (iii) will be deemed to be effective from and after the Adjustment Time.

5.           A new Section 13.6(d) is added, as follows:

(d) Special Rule for Canadian RSU Holders.  Notwithstanding the other provisions of this Section 13.6, if MRO RSUs are held by a Person who, for the purposes of the ITA, is a resident of Canada or who was granted such MRO RSUs in respect of, in the course of, or by virtue of employment in Canada, the conversion or adjustment of that Person's MRO RSUs shall be effected such that: (A) any action under Section 13.6(b) which is called for at or as of the Effective Time shall be taken or completed at the Adjustment Time, (B) the Post-Distribution Value of such Person's MRO RSUs as adjusted under Section 13.6(a) or such Person's MPC RSUs, as applicable, shall be equal to or less than the Pre-Distribution Value of such Person's MRO RSUs determined immediately before the Adjustment Time.  Notwithstanding anything herein contained, it is the intention that the adjustments contemplated in this Section 13.6 be completed on a tax-neutral basis under the provisions of the ITA.  Accordingly, if at any time hereafter, for the purposes of the ITA (or any corresponding provincial income tax legislation) and determining the income tax consequences, if any, of the actions taken pursuant to this Section 13.6(c), it is finally determined, whether by a tribunal or a court of competent jurisdiction, or otherwise that (A) the total value of the shares of common stock which may be acquired pursuant to a Person's MRO RSUs (as adjusted under this Section 13.6) or MPC RSUs, as determined immediately after the Adjustment Time, exceeds (B) the total value of the shares of common stock that could be acquired under that Person's MRO RSUs, as determined immediately before the Adjustment Time, then the results of the adjustment undertaken pursuant to this Section 13.6 shall be altered in order to ensure that the excess is reduced to nil by changing the number of shares of common stock subject to the MRO RSUs (as adjusted under this Section 13.6) or MPC RSUs, as applicable.  Any such change will be deemed to be effective from and after the Adjustment Time.

6.           Miscellaneous.

This Amendment may be executed in two or more counterparts, each of which will be deemed an original but all of which together shall be considered one and the same amendment and shall become effective when counterparts have been signed by each of the Parties and delivered to the other Party, it being understood that each of the Parties need not sign the same counterpart.  When this Amendment becomes effective pursuant to the immediately preceding sentence, (i) all references to “this Agreement” in the Employee Matters Agreement shall be deemed to refer to the Employee Matters Agreement as amended by this Amendment, and (ii) all references to the “Employee Matters Agreement” in the Distribution Agreement shall be deemed to refer to the Employee Matters Agreement as amended by this Amendment, unless the context otherwise requires.  Except as amended hereby, all provisions of the Employee Matters Agreement are and will remain in full force and effect.  To the extent not preempted by applicable federal law, this Amendment shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of New York, without regard to any conflicts of law provisions thereof that would result in the application of the laws of any other jurisdiction.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized representatives as of the date first above written.

MARATHON OIL CORPORATION

By: /s/ R. L. Sovine
Name: R. L. Sovine
Title: Vice President, Human Resources

MARATHON PETROLEUM CORPORATION

By: /s/ Rodney P. Nichols
Name: Rodney P. Nichols
Title: Vice President, Human Resources